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                                  EXHIBIT 23.01

 Consent of Independent Public Accountants for the year ended September 30, 2001



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into AmeriQuest Technologies, Inc.'s previously filed Form S-8 Registration Statements (File Nos. 333-65284 and 333-65270) filed with the Securities and Exchange Commission on July 17, 2001.

                                                       /s/ ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
January 14, 2002